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                                                               Exhibit 99.3


        CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR


     I, George C. Haung, hereby consent to the use, in the Registration Statement on Form S-4 of Phoenix Technologies Ltd. (the "Company") to which this consent is filed as an exhibit and the Joint Proxy Statement/Prospectus included therein, of my name as a person about to become a director of the Company.

                                            /s/ George C. Huang
                                            --------------------------------
                                            George C. Huang     May 21, 1998

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        CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR


     I, Anthony Sun, hereby consent to the use, in the Registration Statement on Form S-4 of Phoenix Technologies Ltd. (the "Company") to which this consent is filed as an exhibit and the Joint Proxy Statement/Prospectus included therein, of my name as a person about to become a director of the Company.

                                            /s/ Anthony Sun
                                            --------------------------------
                                            Anthony Sun         May 21, 1998